UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 21, 2022

Verb Technology Company, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-38834	90-1118043
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3401 North Thanksgiving Way, Suite 240
Lehi, Utah	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(855) 250-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	VERB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	VERBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Verb Technology Company, Inc. (the “Company”) was held on October 21, 2022 via live webcast as www.virtualshareholdermeeting.com/VERB2022. The Company had 102,430,979 shares of common stock outstanding on August 24, 2022, the record date for the Annual Meeting. At the Annual Meeting, 59,991,368 shares of common stock were present virtually or represented by proxy.

The following proposals were approved at the Annual Meeting by the votes indicated below. These proposals are described in more detail in the Company’s definitive proxy statement on Schedule 14A, which the Company filed with the Securities and Exchange Commission on September 6, 2022.

Proposal One

To elect six directors to the Company’s board of directors. The nominees for election were Rory J. Cutaia, James P. Geiskopf, Phillip J. Bond, Kenneth S. Cragun, Judith Hammerschmidt, and Edmund C. Moy.

The following nominees were elected by the votes indicated to serve as directors until the next annual meeting of stockholders, or until their respective successors have been duly elected and qualified, or until their respective earlier death, resignation or removal:

Name	Total Votes for Director	Total Votes Withheld from Director	Total Broker Non-Votes
Rory J. Cutaia	24,425,406	1,227,311	34,338,651
James P. Geiskopf	24,661,522	991,195	34,338,651
Phillip J. Bond	23,353,712	2,299,005	34,338,651
Kenneth S. Cragun	24,007,202	1,645,515	34,338,651
Judith Hammerschmidt	24,094,924	1,557,793	34,338,651
Edmund C. Moy	24,002,287	1,650,430	34,338,651

Proposal Two

To ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm.

Total Votes
For	59,449,452
Against	211,579
Abstain	330,337
Broker Non-Votes	N/A

Proposal Three

To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Total Votes
For	22,978,299
Against	2,435,267
Abstain	239,151
Broker Non-Votes	34,338,651

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2022	Verb Technology Company, Inc.

	By:	/s/ Rory J. Cutaia
	Name:	Rory J. Cutaia
	Title:	President and Chief Executive Officer